SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) Of
The Securities Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2004

CYBEROPTICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	(0-16577)	41-1472057

(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)
5900 Golden Hills Drive Minneapolis, Minnesota		55416

(Address of principal executive offices)		(Zip Code)
(763) 542-5000

(Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits (furnished but not filed):

Exhibit 99 Press Release Dated January 20, 2004

Item 12.	Results of Operations and Financial Condition

On January 20, 2004, CyberOptics Corporation published a press release, which is furnished but not filed as Exhibit 99 hereto, providing information regarding its preliminary sales results, the level of orders and the anticipated level of restructuring and related charges for the three month period ended December 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBEROPTICS CORPORATION
Date: January 22, 2004	By: /s/ Kathleen P. Iverson
Kathleen P. Iverson, Chief Executive Officer